UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-08703

Dreyfus High Yield Strategies Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	9/30/13

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus

High Yield

Strategies Fund

SEMIANNUAL REPORT September 30, 2013

Dreyfus High Yield Strategies Fund

Protecting Your Privacy

Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information.These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT.

The Fund collects a variety of nonpublic personal information, which may include:

  Information we receive from you, such as your name, address, and social security number.

  Information about your transactions with us, such as the purchase or sale of Fund shares.

  Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Cash Flows
22	Statement of Changes in Net Assets
23	Financial Highlights
24	Notes to Financial Statements
37	Proxy Results
38	Supplemental Information
41	Officers and Trustees
FOR MORE INFORMATION
Back Cover

Dreyfus High Yield
Strategies Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This semiannual report for Dreyfus High Yield Strategies Fund covers the six-month period from April 1, 2013, through September 30, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period produced a relatively challenging environment for most fixed-income securities, as a gradually strengthening U.S. economy and expectations of the Fed tapering its stimulative long-term monetary policies drove longer term interest rates higher and bond prices abruptly lower. However, high yield corporate-issued securities fared better than their government- and agency-issued counterparts, eking out mildly positive returns, on average, as default rates remained low and issuers’ business prospects improved along with the economy.

Overall, we currently expect U.S. and global economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in developed countries due to past and continuing monetary ease, while emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. For more information on how these observations may affect your fixed-income investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
October 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2013 through September 30, 2013, as provided by Chris Barris, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended September 30, 2013, Dreyfus HighYield Strategies Fund achieved a total return of 2.35% (on a net asset value basis) and produced aggregate income dividends of $0.204 per share.1 In comparison, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index (the “Index”), the fund’s benchmark, achieved a total return of 0.87% for the same period.2

Although high yield bonds encountered heightened volatility during the reporting period when investors reacted to rising long-term interest rates in anticipation of a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”), they generally fared better than most other segments of the U.S. bond market.The fund produced higher returns than its benchmark due to the success of our sector allocation, security selection, and interest rate strategies.

The Fund’s Investment Approach

The fund primarily seeks high current income.The fund also seeks capital growth as a secondary objective, to the extent consistent with its objective of seeking high current income. The fund invests primarily in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may include companies in early stages of development and companies with a highly leveraged financial structure.To compensate investors for taking on greater risk, such companies typically must offer higher yields than those offered by more established or conservatively financed companies.

Rising Long-Term Interest Rates Roiled Bond Market

After an extended period of strong fixed-income performance amid persistent economic weakness, the reporting period began in the midst of heightened market volatility as investors responded nervously to rising long-term interest rates in a recovering U.S. economy. New releases of economic data showing sustained improvements in employment and housing market trends sparked worries that the long bull market in bonds might be over.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

High yield bonds held up relatively well in this challenging environment as issuers’ underlying business fundamentals strengthened along with economic conditions. In contrast, the bond market’s more interest rate-sensitive sectors, such as U.S. government securities, suffered more severe price declines when investors anticipated future increases in intermediate- and long-term interest rates.

These worries intensified in late May, when relatively hawkish remarks by Fed chairman Ben Bernanke were interpreted as a signal that the central bank would back away from its ongoing quantitative easing program sooner than many analysts had expected.As a result, prices in most bond market sectors, including high yield securities, fell sharply in June. Unlike their more interest-sensitive counterparts, however, high yield bonds rebounded strongly in July and remained relatively stable over the rest of the summer, enabling the Index to end the reporting period with a mildly positive total return.

Several Strategies Supported Relative Performance

The fund fared well in this environment due to the success of our interest rate, sector allocation, and security selection strategies. We had positioned the fund for rising long-term interest rates by adopting a shorter average duration than the benchmark, including a focus on bonds with somewhat shorter maturities.This more conservative positioning helped cushion the brunt of pronounced weakness at the longer end of the market’s maturity spectrum.

Our sector allocation strategy also fared relatively well.We maintained underweighted exposure to utilities, whose bonds generally underperformed due to the negative impact of low natural gas prices on revenues. In contrast, we established relatively heavy exposure to better performing bonds backed by chemicals producers, where earnings benefited from the use of low-cost natural gas in their manufacturing processes. Finally, our security selection strategy identified a number of winners, driving above-average results in the financials, transportation, and industrials sectors.

Disappointments proved relatively mild during the reporting period as no individual strategy or industry group posted materially negative relative results. However, the fund’s cash reserves proved to be a drag on performance due to low yields for short-term debt obligations.

A More Constructive Investment Posture

Although we expect fixed-income market volatility to persist until investors see a greater degree of clarity from the Fed, we have been encouraged by the resilience of high yield bonds in a rising interest rate environment. In our judgment, the economic recovery should continue to exert a positive influence on corporate-issued securities.

Therefore, we have adopted a more constructive posture with regard to the fund’s security selection strategy by intensifying its focus on bonds with credit ratings toward the lower end of the below-investment-grade range. The fund ended the reporting period with overweighted exposure to high yield bonds rated B and CCC, and an underweighted position in securities with BB credit ratings. However, in light of our expectations for further increases in long-term interest rates, we have maintained the fund’s average duration in a short position compared to the benchmark.

October 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation during the period. Had these expenses not been absorbed, the fund’s return would have been lower. Pursuant to an agreement in effect through March 31, 2014,The
Dreyfus Corporation will absorb certain fund expenses, at which time it may be extended, modified or terminated.
2 SOURCE: FACTSET — Reflects reinvestment of dividends and, where applicable, capital gain distributions. On
September 25, 2009, the Merrill Lynch U.S. HighYield Master II Constrained Index was renamed the BofA
Merrill Lynch U.S. HighYield Master II Constrained Index.The Index is an unmanaged performance benchmark composed of U.S. dollar-denominated domestic andYankee bonds rated below investment grade with at least $100 million par amount outstanding and at least one year remaining to maturity. Bonds are capitalization-weighted.Total allocations to an issuer are capped at 2%. Investors cannot invest directly in any index.

The Fund 5

STATEMENT OF INVESTMENTS

September 30, 2013 (Unaudited)

		Coupon	Maturity	Principal
Bonds and Notes—137.6%		Rate (%)	Date	Amount ($)[a]		Value ($)
Casinos—5.4%
MGM Resorts International,
Gtd. Notes		7.75	3/15/22	740,000	[b]	805,675
MGM Resorts International,
Gtd. Notes		10.00	11/1/16	2,370,000	[b]	2,832,150
MGM Resorts International,
Gtd. Notes		11.38	3/1/18	3,940,000	[b]	5,033,350
Peninsula Gaming,
Gtd. Notes		8.38	2/15/18	770,000	[b,c]	835,450
Penn National Gaming,
Sr. Sub. Notes		8.75	8/15/19	1,855,000	[b]	2,040,500
Pinnacle Entertainment,
Gtd. Notes		7.50	4/15/21	1,695,000	[b]	1,851,787
Pinnacle Entertainment,
Gtd. Notes		8.75	5/15/20	1,095,000	[b]	1,204,500
Scientific Games International,
Gtd. Notes		9.25	6/15/19	900,000	[b]	974,250
						15,577,662
Consumer Discretionary—18.0%
Allbritton Communications,
Sr. Unscd. Notes		8.00	5/15/18	1,105,000	[b]	1,194,781
AMC Networks,
Gtd. Notes		7.75	7/15/21	1,215,000	[b]	1,357,762
Cablevision Systems,
Sr. Unscd. Notes		8.00	4/15/20	555,000	[b]	621,600
Cablevision Systems,
Sr. Unscd. Notes		8.63	9/15/17	1,775,000	[b]	2,045,687
Chrysler Group,
Scd. Notes		8.25	6/15/21	3,660,000	[b]	4,117,500
Cirsa Funding Luxembourg,
Gtd. Notes	EUR	8.75	5/15/18	395,000		555,751
Clear Channel Communications,
Sr. Scd. Notes		9.00	12/15/19	1,865,000	[b]	1,837,025
Clear Channel Communications,
Sr. Scd. Notes		9.00	3/1/21	675,000	[b]	656,437
Clear Channel Communications,
Gtd. Notes		10.75	8/1/16	670,000		604,675
Cumulus Media Holdings,
Gtd. Notes		7.75	5/1/19	1,765,000	[b]	1,840,013

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Goodyear Tire & Rubber,
Gtd. Notes		8.25	8/15/20	1,450,000	[b]	1,627,625
Hillman Group,
Gtd. Notes		10.88	6/1/18	1,855,000	[b]	2,012,675
J.Crew Group,
Gtd. Notes		8.13	3/1/19	1,355,000	[b]	1,434,606
Lear,
Gtd. Bonds		8.13	3/15/20	550,000	[b]	605,000
Nara Cable Funding,
Sr. Scd. Notes		8.88	12/1/18	1,200,000	[b,c]	1,272,000
Nexstar Broadcasting,
Gtd. Notes		6.88	11/15/20	1,615,000	[b,c]	1,651,338
Nexstar/Mission Broadcasting,
Scd. Notes		8.88	4/15/17	220,000	[b]	239,910
Ono Finance II,
Gtd. Notes		10.88	7/15/19	1,370,000	[b,c]	1,465,900
Quebecor Media,
Sr. Unscd. Notes		7.75	3/15/16	1,099,000	[b]	1,120,980
RCN Telecom Services,
Sr. Unscd. Notes		8.50	8/15/20	1,235,000	[b,c]	1,210,300
Rite Aid,
Gtd. Notes		6.75	6/15/21	1,860,000	[b,c]	1,941,375
Schaeffler Finance,
Sr. Scd. Notes		7.75	2/15/17	390,000	[b,c]	438,750
Schaeffler Finance,
Sr. Scd. Notes		8.50	2/15/19	1,850,000	[b,c]	2,072,000
Schaeffler Holding Finance,
Sr. Scd. Notes	EUR	6.88	8/15/18	810,000		1,151,969
Shea Homes Funding,
Sr. Scd. Notes		8.63	5/15/19	3,200,000	[b]	3,536,000
Sinclair Television Group,
Scd. Notes		9.25	11/1/17	1,945,000	[b,c]	2,051,197
Standard Pacific,
Gtd. Notes		8.38	5/15/18	2,025,000	[b]	2,298,375
StoneMor Partners,
Gtd. Notes		7.88	6/1/21	740,000	[b,c]	764,050
Taylor Morrison Communities,
Gtd. Notes		7.75	4/15/20	1,671,000	[b,c]	1,833,923

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Consumer Discretionary (continued)
Titan International,
Gtd. Notes		6.88	10/1/20	605,000	[c]	610,294
UCI International,
Gtd. Notes		8.63	2/15/19	2,540,000	[b]	2,603,500
Unitymedia Hessen & Co.,
Sr. Scd. Notes		7.50	3/15/19	1,870,000	[b,c]	2,028,950
Unitymedia,
Scd. Notes	EUR	9.63	12/1/19	1,310,000		1,970,724
William Lyon Homes,
Gtd. Notes		8.50	11/15/20	1,115,000	[b]	1,181,900
						51,954,572
Consumer Staples—3.1%
Albea Beauty Holdings,
Sr. Scd. Notes		8.38	11/1/19	1,690,000	[b,c]	1,766,050
Bakkavor Finance 2,
Sr. Scd. Notes	GBP	8.75	6/15/20	525,000		900,957
Michael Foods Group,
Gtd. Notes		9.75	7/15/18	2,898,000	[b]	3,184,178
Pinnacle Operating,
Sr. Scd. Notes		9.00	11/15/20	985,000	[b,c]	1,010,856
Post Holdings,
Gtd. Notes		7.38	2/15/22	1,530,000	[b]	1,616,062
RSI Home Products,
Scd. Notes		6.88	3/1/18	395,000	[b,c]	409,813
						8,887,916
Energy—12.3%
Alpha Natural Resources,
Gtd. Notes		9.75	4/15/18	1,830,000	[b]	1,866,600
Antero Resources Finance,
Gtd. Notes		9.38	12/1/17	1,955,000	[b]	2,077,187
Aurora USA Oil & Gas,
Gtd. Notes		9.88	2/15/17	1,915,000	[b,c]	2,044,262
Bonanza Creek Energy,
Gtd. Notes		6.75	4/15/21	1,640,000	[b]	1,664,600
Carrizo Oil & Gas,
Gtd. Notes		7.50	9/15/20	1,920,000	[b]	2,044,800
Chesapeake Energy,
Gtd. Notes		9.50	2/15/15	3,185,000	[b]	3,523,406

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Energy (continued)
EP Energy Finance,
Sr. Unscd. Notes	9.38	5/1/20	2,200,000	[b]	2,486,000
Forum Energy Technologies,
Sr. Unscd. Notes	6.25	10/1/21	855,000	[c]	862,481
Halcon Resources,
Gtd. Notes	8.88	5/15/21	820,000	[b]	844,600
Halcon Resources,
Gtd. Notes	9.75	7/15/20	2,820,000	[b]	2,996,250
Hercules Offshore,
Gtd. Notes	7.50	10/1/21	175,000	[c]	175,875
Hercules Offshore,
Gtd. Notes	8.75	7/15/21	1,605,000	[b,c]	1,709,325
Kodiak Oil & Gas,
Gtd. Notes	8.13	12/1/19	1,765,000	[b]	1,937,087
Murray Energy,
Sr. Scd. Notes	8.63	6/15/21	1,200,000	[b,c]	1,209,000
Newfield Exploration,
Sr. Sub. Notes	6.88	2/1/20	1,550,000	[b]	1,635,250
Northern Oil and Gas,
Gtd. Notes	8.00	6/1/20	1,955,000	[b]	1,969,662
Oasis Petroleum,
Gtd. Notes	6.88	3/15/22	875,000	[b,c]	925,313
Offshore Group Investment,
Sr. Scd. Notes	7.50	11/1/19	1,805,000	[b]	1,908,788
Rex Energy,
Gtd. Notes	8.88	12/1/20	1,535,000	[b,c]	1,619,425
Welltec,
Sr. Scd. Notes	8.00	2/1/19	1,990,000	[b,c]	2,129,300
					35,629,211
Entertainment & Gaming—2.0%
AMC Entertaiment,
Gtd. Notes	9.75	12/1/20	3,715,000	[b]	4,253,675
Live Nation Entertainment,
Gtd. Notes	7.00	9/1/20	400,000	[b,c]	419,500
Regal Entertainment Group,
Gtd. Notes	9.13	8/15/18	1,075,000	[b]	1,193,250
					5,866,425

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial—17.5%
Ahern Rentals,
Scd. Notes		9.50	6/15/18	860,000	[b,c]	909,450
Ally Financial,
Gtd. Notes		7.50	9/15/20	1,410,000	[b]	1,589,775
Ally Financial,
Gtd. Notes		8.00	11/1/31	1,630,000	[b]	1,841,900
American Capital,
Sr. Unscd. Notes		6.50	9/15/18	1,460,000	[b,c]	1,481,900
American Equity Investment Life
Holding, Gtd. Notes		6.63	7/15/21	1,335,000		1,388,400
Ashton Woods USA/Finance,
Unscd. Notes		6.88	2/15/21	370,000	[b,c]	363,525
Boparan Finance,
Gtd. Notes	EUR	9.75	4/30/18	1,530,000		2,287,197
Hockey Merger Sub 2,
Sr. Unscd. Notes		7.88	10/1/21	1,520,000	[c]	1,529,500
Hub International,
Gtd. Notes		8.13	10/15/18	3,050,000	[b,c]	3,412,188
Icahn Enterprises Finance,
Gtd. Notes		8.00	1/15/18	4,465,000	[b]	4,688,250
Interactive Data,
Gtd. Notes		10.25	8/1/18	1,580,000	[b]	1,749,850
International Lease Finance,
Sr. Unscd. Notes		8.25	12/15/20	3,195,000	[b]	3,650,287
International Lease Finance,
Sr. Unscd. Notes		8.63	9/15/15	1,155,000	[b,d]	1,279,163
International Lease Finance,
Sr. Unscd. Notes		8.88	9/1/17	1,675,000	[b]	1,947,188
LBG Capital No.1,
Bank Gtd. Notes		7.88	11/1/20	965,000	[c]	1,031,585
Lloyds Bank,
Sub. Notes	GBP	10.75	12/16/21	2,385,000	[d]	4,634,298
Lloyds Bank,
Sub. Notes	EUR	11.88	12/16/21	690,000	[d]	1,149,518
Nuveen Investments,
Sr. Unscd. Notes		9.50	10/15/20	1,790,000	[b,c]	1,758,675
Onex USI Acquisition,
Sr. Unscd. Notes		7.75	1/15/21	2,355,000	[b,c]	2,366,775
Provident Funding Associates,
Gtd. Notes		6.75	6/15/21	1,205,000	[b,c]	1,217,050

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Financial (continued)
ROC Finance,
Scd. Notes		12.13	9/1/18	2,750,000	[b,c]	3,059,375
Royal Bank of Scotland,
Sub. Notes		9.50	3/16/22	2,815,000	[d]	3,244,988
SLM,
Sr. Unscd. Notes		8.00	3/25/20	940,000	[b]	1,018,725
SLM,
Sr. Unscd. Notes		8.45	6/15/18	2,675,000	[b]	3,029,437
						50,628,999
Health Care—6.4%
CHS/Community
Health Systems,
Gtd. Notes		8.00	11/15/19	1,900,000	[b]	2,002,125
ConvaTec Finance International,
Sr. Unscd. Notes		8.25	1/15/19	1,190,000	[b,c]	1,192,975
HCA Holdings,
Sr. Unscd. Notes		7.75	5/15/21	5,650,000	[b]	6,024,312
IASIS Healthcare,
Gtd. Notes		8.38	5/15/19	780,000	[b]	813,150
Physio-Control International,
Sr. Scd. Notes		9.88	1/15/19	1,221,000	[b,c]	1,373,625
STHI Holding,
Scd. Notes		8.00	3/15/18	1,940,000	[b,c]	2,100,050
Tenet Healthcare,
Sr. Unscd. Notes		8.13	4/1/22	1,880,000	[b,c]	1,966,950
United Surgical Partners
International, Gtd. Notes		9.00	4/1/20	1,425,000	[b]	1,571,062
Valeant Pharmaceuticals
International, Sr. Unscd. Notes		6.75	8/15/18	1,260,000	[b,c]	1,354,500
						18,398,749
Industrial—19.8%
AA Bond,
Scd. Notes	GBP	9.50	7/31/43	490,000		856,727
Abengoa Finance,
Gtd. Notes	EUR	8.88	2/5/18	1,960,000		2,658,216
Accudyne Industries,
Gtd. Notes		7.75	12/15/20	1,340,000	[b,c]	1,383,550
ADS Waste Holdings,
Sr. Unscd. Notes		8.25	10/1/20	1,930,000	[b,c]	2,045,800

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
Ainsworth Lumber,
Sr. Scd. Notes		7.50	12/15/17	432,000	[b,c]	466,020
Algeco Scotsman
Global Finance,
Sr. Scd. Notes	EUR	9.00	10/15/18	610,000		878,879
Algeco Scotsman
Global Finance,
Gtd. Notes		10.75	10/15/19	1,825,000	[b,c]	1,843,250
Allegion US Holding,
Gtd. Notes		5.75	10/1/21	330,000	[c]	331,237
Brickman Group Holdings,
Sr. Notes		9.13	11/1/18	2,695,000	[b,c]	2,897,125
Cemex SAB de CV,
Sr. Scd. Notes		9.50	6/15/18	1,795,000	[c]	1,996,938
Ceridian,
Sr. Scd. Notes		8.88	7/15/19	700,000	[b,c]	805,000
Ceridian,
Sr. Unscd. Notes		11.00	3/15/21	1,085,000	[b,c]	1,261,313
Ceridian,
Gtd. Notes		12.25	11/15/15	351,150	[b]	356,417
Envision Healthcare,
Gtd. Notes		8.13	6/1/19	975,000	[b]	1,057,875
Garda World Security,
Sr. Unscd. Notes		9.75	3/15/17	2,000,000	[b,c]	2,140,000
Gardner Denver,
Sr. Unscd. Notes		6.88	8/15/21	725,000	[b,c]	719,563
Good Sam Enterprises,
Sr. Scd. Notes		11.50	12/1/16	1,790,000	[b]	1,933,200
Interline Brands,
Sr. Unscd. Notes		10.00	11/15/18	2,420,000	[b]	2,655,950
Kratos Defense & Security
Solutions, Sr. Scd. Notes		10.00	6/1/17	1,965,000	[b]	2,146,762
Manitowoc,
Gtd. Notes		8.50	11/1/20	3,100,000	[b]	3,464,250
Manitowoc,
Gtd. Notes		9.50	2/15/18	900,000	[b]	969,750
Marquette Transportation Finance,
Scd. Notes		10.88	1/15/17	1,980,000	[b]	2,098,800
Mobile Mini,
Gtd. Notes		7.88	12/1/20	2,460,000	[b]	2,687,550

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Industrial (continued)
Navios Maritime Acquisition,
Sr. Scd. Notes		8.63	11/1/17	850,000	[b]	886,125
Navios Maritime Holdings,
Sr. Scd. Notes		8.88	11/1/17	910,000	[b]	955,500
Navios South
American Logistics,
Gtd. Notes		9.25	4/15/19	1,320,000	[b]	1,425,600
Nortek,
Gtd. Notes		8.50	4/15/21	1,570,000	[b]	1,715,225
Obrascon Huarte Lain,
Sr. Unscd. Notes	EUR	8.75	3/15/18	735,000		1,091,294
Ply Gem Industries,
Sr. Scd. Notes		8.25	2/15/18	711,000	[b]	764,325
Reliance Intermediate Holdings,
Sr. Scd. Notes		9.50	12/15/19	2,515,000	[b,c]	2,760,212
Roofing Supply Group,
Gtd. Notes		10.00	6/1/20	1,250,000	[b,c]	1,406,250
TransUnion Holding,
Sr. Unscd. Notes		9.63	6/15/18	1,915,000	[b]	2,082,563
Trinseo Materials Operating,
Sr. Scd. Notes		8.75	2/1/19	1,100,000	[b,c]	1,097,250
United Rentals North America,
Gtd. Notes		8.38	9/15/20	1,900,000	[b]	2,113,750
United Rentals North America,
Gtd. Notes		9.25	12/15/19	1,675,000	[b]	1,884,375
Zachry Holdings,
Sr. Notes		7.50	2/1/20	1,335,000	[b,c]	1,381,725
						57,218,366
Information Technology—8.2%
ACI Worldwide,
Gtd. Notes		6.38	8/15/20	160,000	[b,c]	163,200
Amkor Technology,
Sr. Unscd. Notes		6.38	10/1/22	880,000	[b]	844,800
BMC Software Finance,
Sr. Unscd. Notes		8.13	7/15/21	915,000	[b,c]	953,887
CDW Finance,
Gtd. Notes		8.50	4/1/19	3,748,000	[b]	4,160,280
Eagle Midco,
Sr. Unscd. Notes		9.00	6/15/18	455,000	[b,c]	459,550

The Fund 13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Information Technology (continued)
Epicor Software,
Gtd. Notes		8.63	5/1/19	2,565,000	[b]	2,750,963
First Data,
Scd. Notes		8.25	1/15/21	1,636,000	[b,c]	1,697,350
First Data,
Gtd. Notes		10.63	6/15/21	225,000	[b,c]	229,500
First Data,
Gtd. Notes		12.63	1/15/21	3,900,000	[b]	4,309,500
Healthcare Technology
Intermediate, Sr. Unscd. Notes		7.38	9/1/18	920,000	[b,c]	944,150
Infor US,
Gtd. Notes		9.38	4/1/19	1,475,000	[b]	1,655,688
Sophia,
Gtd. Notes		9.75	1/15/19	1,553,000	[b,c]	1,692,770
WireCo WorldGroup,
Gtd. Notes		9.50	5/15/17	3,630,000	[b]	3,775,200
						23,636,838
Materials—24.6%
AEP Industries,
Sr. Unscd. Notes		8.25	4/15/19	2,125,000	[b]	2,295,000
American Gilsonite,
Sr. Scd. Notes		11.50	9/1/17	1,665,000	[b,c]	1,710,788
ArcelorMittal,
Sr. Unscd. Notes		10.35	6/1/19	3,323,000	[b,d]	4,103,905
ARD Finance,
Sr. Scd. Notes		11.13	6/1/18	2,025,544	[b,c]	2,157,205
Ardagh Packaging Finance,
Gtd. Bonds		9.13	10/15/20	2,000,000	[c]	2,130,000
Ardagh Packaging Finance,
Gtd. Notes	EUR	9.25	10/15/20	1,625,000		2,302,981
Beverage Packaging Holdings
Luxembourg II, Scd. Notes	EUR	8.00	12/15/16	325,000		442,552
BOE Intermediate Holding,
Sr. Unscd. Notes		9.00	11/1/17	835,000	[b,c]	876,750
BOE Merger,
Sr. Unscd. Notes		9.50	11/1/17	1,225,000	[b,c]	1,280,125
BWAY Holding,
Gtd. Notes		10.00	6/15/18	1,080,000	[b]	1,182,600
Consolidated Container,
Gtd. Notes		10.13	7/15/20	1,185,000	[b,c]	1,273,875

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Dynacast International,
Scd. Notes		9.25	7/15/19	2,375,000	[b]	2,612,500
Edgen Murray,
Sr. Scd. Notes		8.75	11/1/20	1,705,000	[b,c]	1,739,100
FMG Resources (August 2006),
Gtd. Notes		8.25	11/1/19	3,415,000	[b,c]	3,696,737
Global Brass & Copper,
Sr. Scd. Notes		9.50	6/1/19	930,000	[b,c]	1,027,650
Hexion U.S. Finance,
Sr. Scd. Notes		8.88	2/1/18	1,160,000	[b]	1,206,400
Hexion U.S. Finance,
Scd. Notes		9.00	11/15/20	1,265,000	[b]	1,242,862
Hexion US Finance,
Sr. Scd. Notes		6.63	4/15/20	190,000		190,950
Huntsman International,
Gtd. Notes		8.63	3/15/20	2,030,000	[b]	2,243,150
Huntsman International,
Gtd. Notes		8.63	3/15/21	1,515,000	[b]	1,689,225
INEOS Finance,
Sr. Scd. Notes		7.50	5/1/20	305,000	[b,c]	328,637
INEOS Finance,
Sr. Scd. Notes		8.38	2/15/19	1,225,000	[b,c]	1,355,156
INEOS Group Holdings,
Gtd. Notes	EUR	6.50	8/15/18	2,480,000		3,300,549
Packaging Dynamics,
Sr. Scd. Notes		8.75	2/1/16	740,000	[b,c]	769,600
Plastipak Holdings,
Sr. Notes		10.63	8/15/19	1,539,000	[b,c]	1,752,959
Rain CII Carbon,
Sr. Scd. Notes		8.25	1/15/21	2,965,000	[b,c]	2,994,650
Rentech Nitrogen Partners,
Scd. Notes		6.50	4/15/21	1,625,000	[b,c]	1,600,625
Reynolds Group,
Gtd. Notes		8.50	5/15/18	4,155,000	[b,d]	4,362,750
Reynolds Group,
Gtd. Notes		9.88	8/15/19	2,230,000	[b]	2,430,700
Ryerson,
Sr. Scd. Notes		9.00	10/15/17	1,220,000		1,268,800
Sappi Papier Holding,
Sr. Scd. Notes		7.75	7/15/17	730,000	[b,c]	762,850

The Fund 15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Materials (continued)
Sappi Papier Holding,
Sr. Scd. Notes	8.38	6/15/19	1,910,000	[b,c]	2,003,113
Sealed Air,
Gtd. Notes	8.13	9/15/19	1,270,000	[b,c]	1,422,400
Sealed Air,
Gtd. Notes	8.38	9/15/21	1,030,000	[b,c]	1,171,625
Severstal Columbus,
Sr. Scd. Notes	10.25	2/15/18	4,885,000	[b]	5,214,738
TPC Group,
Sr. Scd. Bonds	8.75	12/15/20	2,000,000	[b,c]	2,055,000
US Coatings Acquisition/Axalta
Coating Systems Dutch
Holding B, Gtd. Notes	7.38	5/1/21	2,625,000	[b,c]	2,756,250
					70,954,757
Telecommunications—15.1%
Cincinnati Bell,
Gtd. Notes	8.38	10/15/20	1,215,000	[b]	1,293,975
CommScope Holdings,
Sr. Unscd. Notes	6.63	6/1/20	1,030,000	[b,c]	1,030,000
CommScope,
Gtd. Notes	8.25	1/15/19	2,755,000	[b,c]	3,023,613
CPI International,
Gtd. Notes	8.00	2/15/18	1,355,000	[b]	1,402,425
Digicel Group,
Sr. Unscd. Notes	8.25	9/30/20	1,725,000	[c]	1,794,000
Digicel Group,
Sr. Unscd. Notes	10.50	4/15/18	3,231,000	[c]	3,505,635
Digicel,
Sr. Unscd. Notes	8.25	9/1/17	1,215,000	[c]	1,265,119
Eileme 2,
Sr. Scd. Notes	11.63	1/31/20	2,900,000	[b,c]	3,393,000
Goodman Networks,
Sr. Scd. Notes	13.13	7/1/18	780,000	[b,c,d]	826,800
Hughes Satellite Systems,
Gtd. Notes	7.63	6/15/21	2,010,000	[b]	2,175,825
Intelsat Luxembourg,
Gtd. Notes	7.75	6/1/21	2,445,000	[b,c]	2,539,744

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Telecommunications (continued)
Level 3 Financing,
Gtd. Notes		8.13	7/1/19	1,000,000	[b]	1,077,500
Level 3 Financing,
Gtd. Notes		8.63	7/15/20	2,430,000	[b]	2,666,925
Sable International Finance,
Sr. Scd. Notes		8.75	2/1/20	1,845,000	[b,c]	2,029,500
Sprint Communications,
Gtd. Notes		9.00	11/15/18	930,000	[b,c]	1,092,750
Sprint Communications,
Sr. Unscd. Notes		11.50	11/15/21	5,325,000	[b]	6,869,250
Sprint,
Gtd. Notes		7.25	9/15/21	1,125,000	[b,c]	1,139,063
Sprint,
Gtd. Notes		7.88	9/15/23	555,000	[b,c]	567,487
West,
Gtd. Notes		8.63	10/1/18	3,145,000	[b]	3,435,912
Wind Acquisition Finance,
Scd. Notes		11.75	7/15/17	2,365,000	[b,c]	2,515,769
						43,644,292
Utilities—5.2%
AES,
Sr. Unscd. Notes		9.75	4/15/16	3,195,000	[b]	3,746,137
Calpine,
Sr. Scd. Notes		7.50	2/15/21	1,291,000	[b,c]	1,378,142
Calpine,
Sr. Scd. Notes		7.88	1/15/23	2,096,000	[b,c]	2,216,520
GenOn Energy,
Sr. Unscd. Notes		9.50	10/15/18	3,064,000	[b]	3,462,320
NRG Energy,
Gtd. Notes		7.63	5/15/19	2,015,000	[b]	2,135,900
Techem Energy
Metering Service &
Co., Gtd. Notes	EUR	7.88	10/1/20	1,435,000	[c]	2,146,890
						15,085,909
Total Bonds and Notes
(cost $374,781,951)						397,483,696

The Fund 17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Preferred Stocks—.9%	Shares	Value ($)
Financial
GMAC Capital Trust I,
Ser. 2, 8.13%
(cost $2,492,932)	98,738 [d]	2,641,242

Other Investment—1.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $5,039,327)	5,039,327 [e]	5,039,327

Total Investments (cost $382,314,210)	140.2%	405,164,265
Liabilities, Less Cash and Receivables	(40.2%)	(116,186,639)
Net Assets	100.0%	288,977,626

a Principal amount stated in U.S. Dollars unless otherwise noted.
EUR—Euro
GBP—British Pound
b Collateral for Revolving Credit and Security Agreement.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2013, these securities were valued at $151,579,617 or 52.5% of net assets.
d Variable rate security—interest rate subject to periodic change.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Corporate Bonds	137.6	Preferred Stocks	.9
Money Market Investment	1.7		140.2
† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	377,274,883	400,124,938
Affiliated issuers	5,039,327	5,039,327
Cash denominated in foreign currencies	42,888	43,503
Dividends and interest receivable		9,148,671
Receivable for investment securities sold		5,126,283
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		3,688
Prepaid expenses		58,254
		419,544,664
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		272,470
Cash overdraft due to Custodian		404,832
Loan payable—Note 2		120,000,000
Payable for investment securities purchased		9,568,425
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		112,000
Interest and loan fees payable—Note 2		40,794
Accrued expenses		168,517
		130,567,038
Net Assets ($)		288,977,626
Composition of Net Assets ($):
Paid-in capital		360,784,643
Accumulated distributions in excess of investment income—net		(346,086)
Accumulated net realized gain (loss) on investments		(94,226,208)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		22,765,277
Net Assets ($)		288,977,626
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		72,512,801
Net Asset Value, offering and redemption price per share ($)		3.99

See notes to financial statements.

The Fund 19

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2013 (Unaudited)

Investment Income ($):
Income:
Interest	15,587,240
Cash dividends:
Unaffiliated issuers	100,281
Affiliated issuers	1,358
Total Income	15,688,879
Expenses:
Management fee—Note 3(a)	1,857,549
Interest expense—Note 2	755,524
Professional fees	80,130
Prospectus and shareholders’ reports	32,426
Registration fees	32,244
Custodian fees—Note 3(b)	19,344
Shareholder servicing costs—Note 3(b)	8,911
Miscellaneous	39,206
Total Expenses	2,825,334
Less—reduction in expenses due to undertaking—Note 3(a)	(309,052)
Net Expenses	2,516,282
Investment Income—Net	13,172,597
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	526,538
Net realized gain (loss) on forward foreign currency exchange contracts	(1,006,139)
Net Realized Gain (Loss)	(479,601)
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(6,071,568)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(283,260)
Net Unrealized Appreciation (Depreciation)	(6,354,828)
Net Realized and Unrealized Gain (Loss) on Investments	(6,834,429)
Net Increase in Net Assets Resulting from Operations	6,338,168

See notes to financial statements.

STATEMENT OF CASH FLOWS

Six Months Ended September 30, 2013 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(83,421,065)
Net proceeds from sales of short-term securities	2,552,771
Proceeds from sales of portfolio securities	81,779,810
Interest received	16,335,406
Dividends received	102,103
Interest and loan fees paid	(811,119)
Operating expenses paid	(49,571)
Paid to The Dreyfus Corporation	(1,561,100)
Realized loss from forward foreign currency
exchange contracts transactions	(1,006,139)
Net Cash Provided by Operating Activities		13,921,096
Cash Flows from Financing Activities ($):
Dividends paid	(16,606,308)
Increase in loan oustanding	—
Net Cash Used in Financing Activities		(16,606,308)
Decrease in cash		(2,685,212)
Cash at beginning of period		2,323,883
Cash and cash denominated in foreign currencies at end of period		(361,329)
Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		6,338,168
Adjustments to reconcile net increase in net assets resulting from operations to net cash used by operating activities ($):
Purchases of portfolio securities		(83,421,065)
Proceeds from sales of portfolio securities		81,779,810
Net proceeds from sales of short-term securities		2,552,771
Decrease in interest receivable		(58,551)
Decrease in interest and loan fees payable		(55,595)
Decrease in accrued operating expenses		(66,220)
Decrease in Due to The Dreyfus Corporation and affiliates		(12,603)
Decrease in prepaid expenses		228,910
Net realized loss on investments and foreign currency transactions		479,601
Net unrealized depreciation on investments and foreign currency transactions		6,354,828
Decrease in dividends receivable		464
Net amortization of premiums on investments		806,717
Realized loss from forward foreign currency exchange contracts transactions		(1,006,139)
Net Cash Provided by Operating Activities		13,921,096

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2013	Year Ended
	(Unaudited)	March 31, 2013
Operations ($):
Investment income—net	13,172,597	27,326,377
Net realized gain (loss) on investments	(479,601)	2,813,133
Net unrealized appreciation
(depreciation) on investments	(6,354,828)	16,552,996
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,338,168	46,692,506
Dividends to Shareholders from ($):
Investment income—net	(14,787,365)	(31,859,081)
Beneficial Interest Transactions ($):
Dividends reinvested	217,143	479,610
Total Increase (Decrease) in Net Assets	(8,232,054)	15,313,035
Net Assets ($):
Beginning of Period	297,209,680	281,896,645
End of Period	288,977,626	297,209,680
Undistributed (distributions in excess of)
investment income—net	(346,086)	1,268,682
Capital Share Transactions (Shares):
Shares issued for dividends reinvested	53,202	114,860

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

Six Months Ended
Setember 30, 2013				Year Ended March 31,
	(Unaudited)		2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	4.10		3.90	4.25	4.08	2.90	4.09
Investment Operations:
Investment income—net[a]	.18		.38	.41	.47	.44	.38
Net realized and unrealized
gain (loss) on investments	(.09)		.26	(.26)	.22	1.13	(1.22)
Total from Investment Operations	.09		.64	.15	.69	1.57	(.84)
Distributions:
Dividends from
investment income—net	(.20)		(.44)	(.50)	(.52)	(.39)	(.35)
Net asset value, end of period	3.99		4.10	3.90	4.25	4.08	2.90
Market value, end of period	4.01		4.40	4.65	4.67	4.34	2.45
Total Return (%)[b]	(4.16)[c]		5.12	11.65	21.45	97.45	(20.03)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets[d]	1.94	[e]	2.03	2.11	2.24	2.79	3.12
Ratio of net expenses
to average net assets[f]	1.72	[e]	1.82	1.90	2.00	2.44	2.71
Ratio of interest expense
to average net assets	.52	[e]	.57	.61	.67	1.08	1.61
Ratio of net investment income
to average net assets	9.01	[e]	9.56	10.60	11.60	11.93	10.96
Portfolio Turnover Rate	21.68	[c]	42.42	57.91	65.63	82.02	48.80
Net Assets, end of period
($ x 1,000)	288,978		297,210	281,897	306,175	291,961	207,446
Average borrowings outstanding
($ x 1,000)	120,000		120,000	120,000	118,677	111,334	94,866
Weighted average number of
fund shares outstanding
($ x 1,000)	72,490		72,410	72,194	71,772	71,488	71,487
Average amount of
debt per share ($)	1.66		1.66	1.66	1.65	1.56	1.33

a Based on average shares outstanding at each month end.
b Calculated based on market value.
c Not annualized.
d The presentation of total expense ratios has been changed to include interest expense.Total expenses excluding interest expense for the periods ended March 31, 2013, 2012, 2011, 2010 and 2009 were previously presented as 1.46%,
1.50%, 1.57%, 1.71% and 1.51%, respectively.
e Annualized.
f The presentation of net expense ratios has been changed to include interest expense.Total net expenses excluding interest expense for the periods ended March 31, 2013, 2012, 2011, 2010 and 2009 were previously presented as
1.25%, 1.29%, 1.33%, 1.36% and 1.10%, respectively.

See notes to financial statements.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Strategies Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The fund’s primary investment objective is to seek high current income. Under normal market conditions, the fund invests at least 65% of its total assets in income securities of U.S. issuers rated below investment grade quality or unrated income securities that The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serving as the fund’s investment manager and administrator, determines to be of comparable quality. The fund’s Common Stock trades on the New York Stock Exchange Amex (the “NYSE”) under the ticker symbol DHF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills) and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board ofTrustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Corporate Bonds†	—	397,483,696	—	397,483,696
Mutual Funds	5,039,327	—	—	5,039,327
Preferred Stocks†	—	2,641,242	—	2,641,242
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	3,688	—	3,688
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(112,000)	—	(112,000)

† See Statement of Investments for additional detailed categorizations.

††Amount shown represents unrealized appreciation (depreciation) at period end.

At September 30, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended September 30, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	3/31/2013 ($)	Purchases ($)	Sales ($)	9/30/2013( $)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	7,592,097	64,477,900	67,030,670	5,039,327	1.7

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for cor-

porate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

The fund is permitted to invest up to 5% of its assets directly in the common stock of junk bond issuers.This percentage will be in addition to any other common stock holdings acquired as part of warrants or “units”, so that the fund’s total common stock holdings could exceed 5% at a particular time. However, the fund currently intends to invest directly in common stocks (including those offered in an initial public offering) to gain sector exposure and when suitable junk bonds are not available for sale. The fund expects to sell the common stock promptly when suitable junk bonds are subsequently acquired.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains could be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date’s respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date’s net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

price is lower than the net asset value per share on the record date, Computershare Shareowner Services LLC, not an affiliate of the Manager, will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly.As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On September 27, 2013, the Board declared a cash dividend of $0.032 per share from undistributed investment income-net, payable on October 28, 2013 to shareholders of record as of the close of business on October 11, 2013.The ex-dividend date is October 9, 2013.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2013, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended March 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $91,407,035 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2013. If not applied, $19,946,264 of the carryover expires in fiscal year 2014, $8,379,964 expires in fiscal year 2016, $24,707,290 expires in fiscal year 2017 and $33,464,139 expires in fiscal year 2018. The fund has $3,931,668 of post-enactment short-term capital losses and $977,710 of post-enactment long-term capital losses which can be carried forward for an unlimited period. It is uncertain that the fund will be able to utilize most of its pre-enactment capital loss carryovers prior to its expiration date.

The tax character of distributions paid to shareholders during the fiscal year ended March 31, 2013 was as follows: ordinary income $31,859,081. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Borrowings:

The fund has a $125,000,000 Revolving Credit and Security Agreement (the “Agreement”), which was renewed until November 26, 2013, subject to certain amendments. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $349,224,717 as of September 30, 2013. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Advance) outstanding from time to time.The fund also pays additional fees pursuant to the agreement. During the period ended September 30, 2013, total expenses pursuant to the Agreement amounted to $755,524.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Agreement during the period ended September 30, 2013 was $120,000,000, with a related weighted average annualized interest rate of 1.26% and is inclusive of all expenses related to the Agreement.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management and administration agreement with the Manager, the management and administration fee is computed at the annual rate of .90% of the value of the fund’s average weekly total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage) (the “Managed Assets”) and is payable monthly.

The Manager has agreed to waive receipt of a portion of the fund’s management and administration fee in the amount of .15% of the Managed Assets from April 1, 2013 through March 31, 2014.The reduction in expenses, pursuant to the undertaking, amounted to $309,052 during the period ended September 30, 2013.

(b) The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2013, the fund was charged $19,344 pursuant to the custody agreement.

During the period ended September 30, 2013, the fund was charged $4,679 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $301,844, custodian fees $13,986 and Chief Compliance Officer fees

$6,948, which are offset against an expense reimbursement currently in effect in the amount of $50,308.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2013, amounted to $88,229,259 and $87,218,775, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended September 30, 2013 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates.Any realized or unrealized

The Fund 33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonper-formance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2013:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Euro, Expiring
10/3/2013[a]	1,992,925	2,692,442	2,696,130	3,688
Sales:		Proceeds ($)
British Pound, Expiring
10/30/2013 [b]	4,075,000	6,532,470	6,595,345	(62,875)
Euro, Expiring:
10/30/2013 [a]	4,875,000	6,580,494	6,595,681	(15,187)
10/30/2013 [b]	6,145,000	8,295,289	8,313,941	(18,652)
10/30/2013 [c]	3,970,000	5,355,966	5,371,252	(15,286)
Gross Unrealized
Appreciation				3,688
Gross Unrealized
Depreciation				(112,000)

Counterparties:
a Commonwealth Bank of Australia
b Goldman Sachs International
c Morgan Stanley Capital Services

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period.These disclosures are required for certain investments, including derivative financial instruments subject to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

At September 30, 2013, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	3,688	(112,000)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,688	(112,000)
Derivatives not subject to
MNA or similar agreements	—	(108,312)
Total gross amount of assets
and liabilities subject to MNA
or similar agreements	3,688	(3,688)

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of September 30, 2013:

1	Absent a default event or early termination, over-the-counter derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the average market value of derivatives outstanding during the period ended September 30, 2013:

Average Market Value ($)
Forward contracts	23,107,438

At September 30, 2013, accumulated net unrealized appreciation on investments was $22,850,055, consisting of $23,796,524 gross unrealized appreciation and $946,469 gross unrealized depreciation.

At September 30, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PROXY RESULTS (Unaudited)

Holders of Beneficial interest voted on the following proposal presented at the annual shareholders’ meeting held on August 1, 2013 as follows:

		Shares
	For		Authority Withheld
To elect two Class II Trustees:†
James M. Fitzgibbons	55,329,567		2,292,273
Roslyn M. Watson	55,283,627		2,338,213

† The terms of these Class II Trustees expire in 2016

The Fund 37

SUPPLEMENTAL INFORMATION (Unaudited)

Certifications

On August 29, 2013, the fund’s Chief Executive Officer submitted his annual certification to the NewYork Stock Exchange (“NYSE”) pursuant to Section 303A.12(a) of the NYSE Listed Company Manual. The fund’s principal executive and principal financial officer certification pursuant to Rule 30a-2 under the 1940 Act are filed with the fund’s Form N-CSR and Form N-Q filings and are available on the SEC website at http://www.sec.gov.

Portfolio Holdings

The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at www.dreyfus.com, under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. The information will be posted with a one-month lag and will remain accessible until the fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. In addition, fifteen days following the end of each calendar quarter, the fund will publicly disclose at www.dreyfus.com its complete schedule of portfolio holdings as of the end of such quarter.

The Fund 39

NOTES

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday;Wall Street Journal, Mutual Funds section under the heading “Closed-
End Bond Funds” every Monday.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

† Effective April 12, 2008, Mr. Fort became an Emeritus Board Member.

The Fund 41

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2013 MBSC Securities Corporation

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

                  Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  None.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus High Yield Strategies Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	November 25, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	November 25, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)